UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

LIFEPOINT HEALTH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On October 17, 2018, David Dill, President and Chief Operating Officer of LifePoint Health, Inc., sent the following communication to employees:

DATE	October 17, 2018

TO	HSC Employees

FROM	David Dill, President & Chief Operating Officer

SUBJECT	Leadership Team

Dear HSC Colleagues,

I am writing today to share important news regarding the senior leadership team of our merged LifePoint Health and RCCH HealthCare Partners organization. Effective following the completion of the merger, I am pleased to share that the individuals listed below will report to me as Chief Executive Officer (CEO) and serve as the executive leaders for LifePoint Health:

-	John Bumpus, EVP, Administration
-	Mike Coggin, Executive Vice President (EVP), Chief Financial Officer
-	Victor Giovanetti, EVP, Hospital Operations
-	Rob Jay, EVP, Integrated Operations
-	Jennifer Peters, EVP, General Counsel

In addition, reporting directly to me will be the Government Relations and Development departments, as well as Ethics & Compliance which, like today, also will have a direct reporting relationship to the board.

As we begin integration, we will carefully evaluate the role of the HSC and how we plan to best support our markets around the country. I know this announcement brings both excitement, as we develop and organize the structure of our new company, and also many questions. Let me start by addressing a few of them.

First, Rob Jay is a name that may be new to you. Rob is currently EVP, Chief Operating Officer at RCCH. I am eager for you all to meet and get to know Rob as we proceed through integration. Rob and I have visited several times over the last month, and I know he will be a great addition to our team.

Second, I want to provide some clarity around what functions will report up to each executive. The following outlines the areas of our business for which each of our executive leadership team members will be responsible:

John Bumpus, EVP, Administration	Mike Coggin, EVP, CFO	Victor Giovanetti, EVP, Hospital Operations	Rob Jay, EVP, Integrated Operations	Jennifer Peters, EVP, General Counsel
• Human Resources • Communications • Marketing • Aviation	• Audit Services • Ops Finance • Supply Chain • Reimbursement • Tax • Accounting • Risk Management • Treasury • Capital/ Construction	• Hospitals • Quality and Clinical Operations

•   Transformation/ Integration Office

•   Ambulatory (post-acute)

•   Physician Services

•   Growth and Outreach

•   Service Line Development

•   HITS

•   Revenue Cycle Management

•   Managed Care and Payor Transformation

• Legal • Real Estate

As you will see, there will be some changes in how certain departments report through the organization. While we have decided at an organizational level that this is the right structure for our business, there are still many questions to be addressed within each of these areas. I ask for your patience as our new executive team meets with department leaders and dives into each of their respective areas to learn more and develop their vision for the future. As soon as we have more information, we will share it with you.

Finally, as I indicated in my last message to you, we are now at the point where we are working on integration planning in earnest, charging forward to complete our merger in a timely manner and ensure as smooth a transition as possible. With this, I wanted to share one of the most important outcomes that we are working toward, which is to create one company, with one culture, that is recognized as THE leader in delivering high quality, community-based healthcare.

While we continue to proceed through this time of change and transition, I cannot thank you enough for your commitment to our mission and for staying focused on supporting the communities we serve.

Sincerely,

David Dill

DAVID DILL

PRESIDENT & COO

LifePoint Health

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company has filed a proxy statement and other relevant documents with the Securities and Exchange Commission (the “SEC”) and first mailed the proxy statement to its stockholders on September 27, 2018. This communication is not a substitute for the proxy statement or any other document that the Company has filed with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other documents filed by the Company with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.lifepointhealth.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018, and proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 25, 2018. Additional information regarding potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant documents filed by the Company with the SEC in respect of the proposed transaction

Forward Looking Statements

This communication contains certain information, including statements as to the expected timing, completion and effects of the proposed merger involving the Company, which may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Such forward looking statements include, among others, statements about the benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations for the Company and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of the management of the Company and are subject to significant risks and uncertainties outside of the Company’s control. These risks and uncertainties include the possibility that the anticipated benefits from the proposed transaction will not be realized, or will not be realized within the expected time periods; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of the Company’s stockholders to adopt the Agreement and Plan of Merger; operating costs, loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees at the Company; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the outcome of any legal proceedings related to the proposed transaction; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; the impact of the proposed transaction on the Company’s credit rating; and other risks described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, the Company does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.